            As filed with the U.S. Securities and Exchange Commission
                               on December 6, 2002


                        Securities Act File No. 333-60225
                    Investment Company Act File No. 811-08903

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /x/

                         Pre-Effective Amendment No. __            / /


                       Post-Effective Amendment No. 5              /x/
                                                   ---


                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                        /x/


                               Amendment No. 7                    /x/
                                            ---


                        (Check appropriate box or boxes)
                    Credit Suisse European Equity Fund, Inc.
   (formerly known as Credit Suisse Warburg Pincus European Equity Fund, Inc.)
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

466 Lexington Avenue
New York, New York                                            10017-3147
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                                Hal Liebes, Esq.
                    Credit Suisse European Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                              --------------------
                     (Name and Address of Agent for Service)


                                    Copy to:
                            Dianne E. O'Donnell, Esq.

                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: December 11, 2002.



It is proposed that this filing will become effective (check appropriate box):

/    /   immediately upon filing pursuant to paragraph (b)


/  x /   on December 11, 2002 pursuant to paragraph (b)


/    /   60 days after filing pursuant to paragraph (a)(1)

/    /   on (date) pursuant to paragraph (a)(1)

/    /   75 days after filing pursuant to paragraph (a)(2)

/    /   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/    /   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

   CREDIT SUISSE FUNDS

   Prospectus

   COMMON CLASS


   December 11, 2002


        - CREDIT SUISSE
          EUROPEAN EQUITY FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

   Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS                                                                4
    Goal and Principal Strategies                                         4
    A Word About Risk                                                     4
    Investor Profile                                                      5

PERFORMANCE SUMMARY                                                       6
    Year-by-Year Total Returns                                            6
    Average Annual Total Returns                                          7

INVESTOR EXPENSES                                                         8
    Fees and Fund Expenses                                                8
    Example                                                               9

THE FUND IN DETAIL                                                       10
    The Management Firms                                                 10
    Fund Information Key                                                 11
    Goal and Strategies                                                  11
    Portfolio Investments                                                12
    Risk Factors                                                         12
    Portfolio Management                                                 13
    Financial Highlights                                                 13

MORE ABOUT RISK                                                          14
    Introduction                                                         14
    Types of Investment Risk                                             14
    Certain Investment Practices                                         16

MEET THE MANAGERS                                                        18

MORE ABOUT YOUR FUND                                                     19
    Share Valuation                                                      19
    Account Statements                                                   19
    Distributions                                                        19
    Taxes                                                                20

BUYING SHARES                                                            21

SELLING SHARES                                                           24

SHAREHOLDER SERVICES                                                     27

OTHER POLICIES                                                           28

OTHER INFORMATION                                                        29
    About the Distributor                                                29

FOR MORE INFORMATION                                             back cover



THE FUND'S COMMON CLASS IS CLOSED TO NEW INVESTORS OTHER THAN THOSE DESCRIBED ON PAGE 21.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


 GOAL                   PRINCIPAL STRATEGIES                              PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------------------------
 Capital appreciation   - Invests at least 80% of its net assets, plus    - Foreign securities
                          any borrowings for investment purposes, in      - Market risk
                          equity securities of European issuers           - Region focus
                        - Targets Western European countries
                        - Uses both growth and value criteria (seeks
                          "growth at a reasonable price")
                        - Portfolio managers look at factors such as
                          earnings growth, stock price, relative
                          valuation and merger-and-acquisition trends
--------------------------------------------------------------------------------------------------


    A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

   A fund that invests in foreign securities carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, the fund is not required to do so.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

- POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK


   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


REGION FOCUS

   Focusing on a single country or region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


    INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

-  are investing for long-term goals

- are willing to assume the risk of losing money in exchange for attractive potential long-term returns

-  are looking for capital appreciation

-  want to diversify their portfolios internationally

   THEY MAY NOT BE APPROPRIATE IF YOU:

-  are investing for a shorter time horizon

-  are uncomfortable with an investment that has a higher degree of volatility

-  want to limit your exposure to foreign securities

-  are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS

  YEAR ENDED 12/31:                                           2000         2001
--------------------------------------------------------------------------------
                                                             -9.42%      -24.33%
--------------------------------------------------------------------------------


Best quarter:       4.26% (Q4 01)

Worst quarter:      -15.11% (Q3 01)
Inception date:     1/28/99

Total return for the period 1/1/02 - 9/30/02: -31.39% (not annualized)

                          AVERAGE ANNUAL TOTAL RETURNS


                                       ONE YEAR     THREE YEARS     FIVE YEARS     LIFE OF      INCEPTION
  PERIOD ENDED 12/31/01:                 2001        1999-2001       1997-2001       FUND          DATE
-----------------------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES                   -24.33%         N/A            N/A           -4.50%      1/28/99
-----------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                        -24.54%         N/A            N/A           -6.80%
-----------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND
   SALE OF FUND SHARES                  -14.82%         N/A            N/A           -4.31%
-----------------------------------------------------------------------------------------------------------
  MORGAN STANLEY CAPITAL
   INTERNATIONAL EUROPE
   INDEX* (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                   -19.63%         N/A            N/A           -4.91%
-----------------------------------------------------------------------------------------------------------



* The Morgan Stanley Capital International Europe Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Europe. It is the exclusive property of Morgan Stanley Capital International Inc.


                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended August 31, 2002.


  SHAREHOLDER FEES
   (paid directly from your investment)
-----------------------------------------------------------------------------------
  Sales charge "load" on purchases                                             NONE
-----------------------------------------------------------------------------------
  Deferred sales charge "load"                                                 NONE
-----------------------------------------------------------------------------------
  Sales charge "load" on reinvested distributions                              NONE
-----------------------------------------------------------------------------------
  Redemption fees*                                                             2.00%
-----------------------------------------------------------------------------------
  Exchange fees                                                                NONE
-----------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-----------------------------------------------------------------------------------
  Management fee                                                               1.00%
-----------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                          .25%
-----------------------------------------------------------------------------------
  Other expenses                                                               2.13%
-----------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES**                                       3.38%
-----------------------------------------------------------------------------------


* A 2.00% redemption fee (short-term trading fee) is imposed on shares redeemed or exchanged within 30 days from the date of purchase. See "Redemption Fee" below.


** Actual fees and expenses for the fiscal year ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 2002 but may be discontinued at any time.



  EXPENSES AFTER                                                             EUROPEAN
  WAIVERS AND                                                                 EQUITY
  REIMBURSEMENTS                                                               FUND
  Management fee                                                                .00%

  Distribution and service (12b-1) fee                                          .25%

  Other expenses                                                               1.20%
                                                                               ----

  NET ANNUAL FUND OPERATING EXPENSES                                           1.45%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                        ONE YEAR   THREE YEARS  FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------
                                          $341        $1,039      $1,760      $3,667
-------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment adviser


 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

- Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission


   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

United Kingdom

 - Sub-investment adviser for the fund


 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management


   For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

    FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the fund's day-to-day management.


FINANCIAL HIGHLIGHTS


   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

    GOAL AND STRATEGIES


   The fund seeks capital appreciation. To pursue this goal, under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers.

   European issuers are companies (1) whose principal trading market is in any European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in European markets, or which have at least 50% of their assets situated in one or more European markets; (2) that are organized under the laws of, and with a principal office in, a European country; or (3) the principal securities trading market for which is in a European market.

   The fund currently intends to invest primarily in Western European countries although it has no established limitations on the allocation of investments among European countries. At times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.


   In choosing stocks, the portfolio manager considers a number of factors including:

 - stock price relative to the company's rate of earnings growth
 - valuation relative to other European companies and market averages
 - merger-and-acquisition trends on companies' business strategies


   The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


    PORTFOLIO INVESTMENTS


   The equity securities in which the fund invests include:


-  common and preferred stocks

-  securities convertible into common stocks


- securities whose values are based on common stocks, such as rights and warrants


   To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

   This fund's principal risk factors are:

-  foreign securities

-  market risk

-  region focus


   The value of your investment will fluctuate in response to European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT


   Ella Brown and Alan Trigle manage the fund's investment portfolio. You can find out more about them in "Meet the Manager."


                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.


  PERIOD ENDED:                                            8/02         8/01         8/00        8/99(1)
-----------------------------------------------------------------------------------------------------------
  PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                   $   7.98     $  11.96     $   9.79     $  10.00
-----------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
  Net investment income                                      0.02(2)      0.06         0.03         0.08
  Net gain (loss) on investments and foreign currency
  related items (both realized and unrealized)              (2.28)       (1.99)        2.19        (0.29)
-----------------------------------------------------------------------------------------------------------
    Total from investment operations                        (2.26)       (1.93)        2.22        (0.21)
-----------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS
  Dividends from net investment income                      (0.05)           -        (0.05)           -
  Distributions from net realized gains                         -        (2.05)           -            -
-----------------------------------------------------------------------------------------------------------
    Total dividends and distributions                       (0.05)       (2.05)       (0.05)           -
-----------------------------------------------------------------------------------------------------------
  Net asset value, end of period                         $   5.67     $   7.98     $  11.96     $   9.79
-----------------------------------------------------------------------------------------------------------
  Total return(3)                                          (28.44)%     (18.08)%      22.69%       (2.10)%
-----------------------------------------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)               $ 11,806     $ 19,299     $ 30,007     $ 24,588
  Ratio of expenses to average net assets                    1.45%(4)     1.46%(4)     1.46%(4)     1.46%(5)
  Ratio of net investment income to average net assets       0.29%        0.58%        0.30%        1.41%(5)
  Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                     1.93%        1.09%        1.47%        1.18%(5)
  Portfolio turnover rate                                     194%         140%         186%         161%
-----------------------------------------------------------------------------------------------------------



(1) For the period January 28, 1999 (inception date) to August 31, 1999.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the year ended August 31, 2002 and .01% for each of the years ended August 31, 2001 and 2000. The operating expense ratio after reflecting these arrangements was 1.45% for each of the years ended August 31, 2002, 2001 and 2000.
(5) Annualized.

                                 MORE ABOUT RISK

    INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

    TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/  Permitted without limitation; does not indicate actual use
20% ITALIC TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ /  Permitted, but not expected to be used to a significant extent
-    Not permitted


    INVESTMENT PRACTICE                                                             LIMIT
-----------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK                           30%
-----------------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. CURRENCY, MARKET, POLITICAL RISKS.           /X/
-----------------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.(2)                      /X/
-----------------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                          20%
-----------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                      /X/
-----------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                / /
-----------------------------------------------------------------------------------------

                                       16

    INVESTMENT PRACTICE                                                            LIMIT
-----------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. CREDIT, INTEREST-RATE, MARKET
RISKS.                                                                                20%
-----------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk
bonds. CREDIT, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.       20%
-----------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.(1) CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              / /
-----------------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.                                   /X/
-----------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                   15%
-----------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET, OPERATIONAL RISKS.                         33 1/3%
-----------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                                5%
-----------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                  / /
-----------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                     / /
-----------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        15%
-----------------------------------------------------------------------------------------


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

ELLA BROWN, CFA, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since May 2002. Ms. Brown joined CSAM U.K. in 2001 as head of European Equity Research - London. Prior to joining CSAM U.K., Ms. Brown worked at J.P. Morgan Investments in London from 1993 to 2001, initially as an equity research analyst specialising in the European technology sector, and then as a portfolio manager. Ms. Brown has a Bachelor of Commerce (Hons) degree in finance and accounting from the University of Manitoba and an MBA degree from the University of Chicago's Graduate School of Business.

ALAN TRIGLE, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since May 2002. Mr. Trigle joined CSAM U.K. in 1999 as a member of the European Equities Team. Prior to joining CSAM U.K., Mr. Trigle worked as a European investment manager at Gartmore Investment Ltd. in London from 1992 to 1999, and at Commerzbank in Frankfurt from 1988 to 1992. Mr. Trigle is a qualified financial analyst and holds an MBA in modern languages from the University of Oxford.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND


    SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.


   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


    ACCOUNT STATEMENTS


   In general, you will receive account statements as follows:

- after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)
-  after any changes of name or address of the registered owner(s)
-  otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

    DISTRIBUTIONS


   As a fund investor, you will receive distributions.


   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


   The fund distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.


   Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, will be available at www.creditsuissefunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

    OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web Site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

    BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this PROSPECTUS).


REDEMPTION FEE

   The fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class fund shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

   The fee does not apply to shares:

-  purchased by investment advisory clients of CSAM or any of its affiliates
-  purchased by wrap fee accounts

- purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer
-  acquired by the reinvestment of dividends or distributions


FINANCIAL-SERVICES FIRMS


   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.


   Some of the firms through which the fund is available include:

-  Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service
-  Fidelity Brokerage Services, Inc. FundsNetwork(R) Program
-  TD Waterhouse Mutual Fund Network

    MINIMUM INITIAL INVESTMENT

   Regular account              $ 2,500
   IRAs:                        $   500
   Transfers/Gifts to Minors:   $   500


   There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.


    ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

    INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                  BUYING SHARES


 OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT
----------------------------------------------------------------   -------------------------------------------------------------
 BY CHECK
----------------------------------------------------------------   -------------------------------------------------------------
 - Complete the NEW ACCOUNT APPLICATION.                            - Make your check payable to Credit Suisse Funds.

 - For IRAs use the UNIVERSAL IRA APPLICATION.                      - Write the account number and the fund name on your check.

 - Make your check payable to Credit Suisse Funds.                  - Mail to Credit Suisse Funds.

 - Write the fund name on the check.                                - Minimum amount is $100.

 - Mail to Credit Suisse Funds.
----------------------------------------------------------------   -------------------------------------------------------------
 BY EXCHANGE
----------------------------------------------------------------   -------------------------------------------------------------
 - Call our Shareholder Service Center to request an exchange       - Call our Shareholder Service Center to request an exchange
   from another Credit Suisse Fund. Be sure to read the current       from another Credit Suisse Fund.
   PROSPECTUS for the new fund. Also please observe the minimum
   initial investment.                                              - Minimum amount is $250.

                                                                    - If you do not have telephone privileges, mail or fax a
                                                                      letter of instruction signed by all shareholders.
----------------------------------------------------------------   -------------------------------------------------------------
 BY WIRE
----------------------------------------------------------------   -------------------------------------------------------------
 - Complete and sign the NEW ACCOUNT APPLICATION.                   - Call our Shareholder Service Center by 4 p.m. ET to inform us of the incoming wire. Please be sure to specify your
 - Call our Shareholder Service Center and fax the signed NEW         name, the account number and the fund name on your wire
   ACCOUNT APPLICATION by 4 p.m. ET.                                  advice.

 - The Shareholder Service Center will telephone you with your      - Wire the money for receipt that day.
   account number. Please be sure to specify your name, the
   account number and the fund name on your wire advice.            - Minimum amount is $500.

 - Wire your initial investment for receipt that day.

 - Mail the original, signed application to Credit Suisse Funds.

 - This method is not available for IRAs.
----------------------------------------------------------------   -------------------------------------------------------------
 BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
----------------------------------------------------------------   -------------------------------------------------------------
 - Cannot be used to open an account.                               - Call our Shareholder Service Center to request an ACH
                                                                      transfer from your bank.

                                                                    - Your purchase will be effective at the next NAV calculated after we receive your order in proper form.

                                                                    - Minimum amount is $50.

                                                                    - Requires ACH on Demand privileges.
----------------------------------------------------------------   -------------------------------------------------------------

                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES


 SELLING SOME OR ALL OF YOUR SHARES                                CAN BE USED FOR
----------------------------------------------------------------   -------------------------------------------------------------
 BY MAIL
----------------------------------------------------------------   -------------------------------------------------------------
 Write us a letter of instruction that includes                    - Accounts of any type.

 - your name(s) and signature(s)                                   - Sales of any amount.

 - the fund and portfolio name and account number                  - For IRAs please use the IRA DISTRIBUTION REQUEST FORM.

 - the dollar amount you want to sell

 - how to send the proceeds

 Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").

 Mail the materials to Credit Suisse Funds.

 If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).
----------------------------------------------------------------   -------------------------------------------------------------
 BY EXCHANGE
----------------------------------------------------------------   -------------------------------------------------------------
 - Call our Shareholder Service Center to request an exchange      - Accounts with telephone privileges.
   into another Credit Suisse Fund. Be sure to read the current
   PROSPECTUS for the new fund. Also please observe the minimum    If you do not have telephone privileges, mail or fax a
   initial investment.                                             letter of instruction to exchange shares.
----------------------------------------------------------------   -------------------------------------------------------------
 BY PHONE
----------------------------------------------------------------   -------------------------------------------------------------
 Call our Shareholder Service Center to request a redemption.      - Non-IRA accounts with telephone privileges.
 You can receive the proceeds as:

 - a check mailed to the address of record ($100 minimum)

 - an ACH transfer to your bank ($50 minimum)

 - a wire to your bank ($500 minimum)

 See "By Wire or ACH Transfer" for details
----------------------------------------------------------------   -------------------------------------------------------------
 BY WIRE OR ACH TRANSFER
----------------------------------------------------------------   -------------------------------------------------------------
 - Complete the "Wire Instructions" or "ACH on Demand" section     - Non-IRA accounts with wire-redemption or ACH on Demand
   of your NEW ACCOUNT APPLICATION.                                  privileges.

 - For federal-funds wires, proceeds will be wired on the next     - Requests by phone or mail.
   business day. For ACH transfers, proceeds will be delivered within two business days.
----------------------------------------------------------------   -------------------------------------------------------------

        HOW TO REACH US
SHAREHOLDER SERVICE CENTER

Toll free: 800-927-2874
Fax: 888-606-8252

MAIL

Credit Suisse Funds

P.O. Box 55030
Boston, MA 02205-5030


OVERNIGHT/COURIER SERVICE

Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE

www.CreditSuisseFunds.com

          WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.

[CREDIT SUISSE FUND NAME]

DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND REGISTRATION]

    SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

-  accounts whose address of record has been changed within the past 30 days

-  redemptions in certain large accounts (other than by exchange)

-  requests to send the proceeds to a different payee or address than on record

- shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

    RECENTLY PURCHASED SHARES


   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% may be charged on the exchange.

    LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

   Regular account:             $ 2,000
   IRAs:                        $   250
   Transfers/Gifts to Minors:   $   250


   The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.


                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

    STATEMENTS AND REPORTS


   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


    RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

-  Traditional IRAs
-  Roth IRAs
-  Spousal IRAs
-  Rollover IRAs
-  SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

    TRANSFERS/GIFTS TO MINORS


   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.


    ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

    TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

-  your investment check or ACH transfer does not clear

- you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

   The fund reserves the right to:

- refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders


- change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

-  charge a wire-redemption fee


- make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


- suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

- stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                                  800-927-2874
                         MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

-  making the fund available to you

-  account servicing and maintenance


-  other administrative services related to sale of the Common Class shares

   The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.


   The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


    OTHER INFORMATION

   A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and portfolio holdings and other information, and to make shareholder inquiries:


BY TELEPHONE:

   800-927-2874

BY FACSIMILE:

   888-606-8252

BY MAIL:

   Credit Suisse Funds

   P.O. Box 55030
   Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:

   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:

   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse European
Equity Fund                 811-08903

P.O. BOX 9030, BOSTON, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPEEQ-1-1202

                                    [CREDIT SUISSE ASSET MANAGEMENT LOGO]


            CREDIT SUISSE FUNDS

            Prospectus

            CLASS A SHARES

            December 11, 2002


                 - CREDIT SUISSE
                   EUROPEAN EQUITY FUND


          As with all mutual funds, the Securities and Exchange
          Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

          Credit Suisse Funds are advised by Credit Suisse Asset
          Management, LLC.

                                    CONTENTS


KEY POINTS                                                                4
   Goal and Principal Strategies                                          4
   A Word About Risk                                                      4
   Investor Profile                                                       5

PERFORMANCE SUMMARY                                                       6
   Year-by-Year Total Returns                                             6
   Average Annual Total Returns                                           7

INVESTOR EXPENSES                                                         8
   Fees and Fund Expenses                                                 8
   Example                                                                9

THE FUND IN DETAIL                                                       10
   The Management Firms                                                  10
   Fund Information Key                                                  11
   Goal and Strategies                                                   12
   Portfolio Investments                                                 12
   Risk Factors                                                          12
   Portfolio Management                                                  13
   Financial Highlights                                                  14

MORE ABOUT RISK                                                          15
   Introduction                                                          15
   Types of Investment Risk                                              15
   Certain Investment Practices                                          18

MEET THE MANAGERS                                                        20

MORE ABOUT YOUR FUND                                                     21
   Share Valuation                                                       21
   Distributions                                                         21
   Taxes                                                                 21
   Statements and Reports                                                22

BUYING AND SELLING SHARES                                                23

SHAREHOLDER SERVICES                                                     24

OTHER POLICIES                                                           25

OTHER SHAREHOLDER INFORMATION                                            26

OTHER INFORMATION                                                        29
   About the Distributor                                                 29

FOR MORE INFORMATION                                             back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


 GOAL                    PRINCIPAL STRATEGIES                              PRINCIPAL RISK FACTORS
---------------------------------------------------------------------------------------------------
 Capital appreciation    - Invests at least 80% of its net assets, plus    - Foreign securities
                           any borrowings for investment purposes, in      - Market risk
                           equity securities of European issuers           - Region focus
                         - Targets Western European countries
                         - Uses both growth and value criteria (seeks
                           "growth at a reasonable price")
                         - Portfolio managers look at factors such
                           as earnings growth, stock price, relative
                           valuation and merger-and-acquisition trends
---------------------------------------------------------------------------------------------------


    A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES

    A fund that invests in foreign securities carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, the fund is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK


    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


REGION FOCUS

    Focusing on a single country or region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.


     INVESTOR PROFILE

    THIS FUND IS DESIGNED FOR INVESTORS WHO:

 -  are investing for long-term goals

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 -  are looking for capital appreciation

 -  want to diversify their portfolios internationally

    IT MAY NOT BE APPROPRIATE IF YOU:

 -  are investing for a shorter time horizon

 -  are uncomfortable with an investment that has a higher degree of volatility

 -  want to limit your exposure to foreign securities

 -  are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time (before and after taxes) to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.


[CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*


  YEAR ENDED 12/31:                                       2000            2001
-------------------------------------------------------------------------------
                                                         -9.42%         -24.33%



 Best quarter:
 Worst quarter: -15.11% (Q3 01)
 Inception date: 1/28/99
 Total return for the period 1/1/02 - 9/30/02: -31.39% (not annualized)

-------------------------------------------------------------------------------

* Performance for Class A shares is not provided because this class did not have a full calendar year of performance as of the date of this PROSPECTUS. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

                         AVERAGE ANNUAL TOTAL RETURNS(1)


                              ONE YEAR   THREE YEARS   FIVE YEARS    LIFE OF   INCEPTION
PERIOD ENDED 12/31/01:          2001      1999-2001    1997-2001      FUND       DATE
-----------------------------------------------------------------------------------------
  RETURN BEFORE TAXES          -24.33%      N/A           N/A        -4.50%     1/28/99
-----------------------------------------------------------------------------------------
  RETURN AFTER TAXES
    ON DISTRIBUTIONS           -24.54%      N/A           N/A        -6.80%
-----------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND
    SALE OF FUND SHARES        -14.82%      N/A           N/A        -4.31%
-----------------------------------------------------------------------------------------
  MORGAN STANLEY CAPITAL
    INTERNATIONAL EUROPE
    INDEX(2) (REFLECTS NO
    DEDUCTION FOR FEES,
    EXPENSES OR TAXES)         -19.63%      N/A           N/A        -4.91%
-----------------------------------------------------------------------------------------



(1) Performance for Class A shares is not provided because this class did not have a full calendar year of performance. Although Common Class shares are not offered in this PROSPECTUS, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Class A shares.

(2) The Morgan Stanley Capital International Europe Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in Europe. It is the exclusive property of Morgan Stanley Capital International Inc.


                            UNDERSTANDING PERFORMANCE

    - TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

    - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

    - AN AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

    - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


    - AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal period ended August 31, 2002.



---------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
---------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           5.75%(1)
---------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage of original purchase price or
   redemption proceeds, as applicable)                                                           NONE
---------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions (as a percentage of
   offering price)                                                                               NONE
---------------------------------------------------------------------------------------------------------
  Redemption fees                                                                                NONE
---------------------------------------------------------------------------------------------------------
  Exchange fees                                                                                  NONE
---------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------------------------------------------------------
  Management fee                                                                                 1.00%
---------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                                            .25%
---------------------------------------------------------------------------------------------------------
  Other expenses(2)                                                                              4.24%
---------------------------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                           5.49%
---------------------------------------------------------------------------------------------------------


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."


(2) Actual fees and expenses for the fiscal period ended August 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 2002 but may be discontinued at any time.



    EXPENSES AFTER
    WAIVERS AND
    REIMBURSEMENTS
    Management fee                                                                  .00%

    Distribution and service (12b-1) fee                                            .25%

    Other expenses                                                                 1.20%

    NET ANNUAL FUND OPERATING EXPENSES                                             1.45%

                                     EXAMPLE


This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower. Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



                                                 ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------
  CLASS A (WITH OR WITHOUT REDEMPTION)            $1,091      $2,116        $3,131      $5,624
-----------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 -  Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment adviser


 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission


    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this PROSPECTUS.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ

United Kingdom


 -  Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 -  Also a member of Credit Suisse Asset Management


    For easier reading, CSAM's U.K. affiliate will be referred to as "CSAM U.K." throughout this PROSPECTUS.

     FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS


    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

    The individual designated by the investment adviser to handle the fund's day-to-day management.


FINANCIAL HIGHLIGHTS


    A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

    The ANNUAL REPORT includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES


    The fund seeks capital appreciation. To pursue this goal, under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers.

    European issuers are companies (1) whose principal trading market is in any European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in European markets, or which have at least 50% of their assets situated in one or more European markets; (2) that are organized under the laws of, and with a principal office in, a European country; or (3) the principal securities trading market for which is in a European market.

    The fund currently intends to invest primarily in Western European countries although it has no established limitations on the allocation of investments among European countries. At times the fund may invest a significant part of its assets in a single country. The fund may invest in companies of any size, although most of the fund's investments will be in medium to larger capitalization companies.


    In choosing stocks, the portfolio manager considers a number of factors including:

 -  stock price relative to the company's rate of earnings growth

 -  valuation relative to other European companies and market averages

 -  merger-and-acquisition trends on companies' business strategies


    The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective.


     PORTFOLIO INVESTMENTS


    The equity securities in which the fund invests include:


 -  common and preferred stocks

 -  securities convertible into common stocks


 - securities whose values are based on common stocks, such as rights and warrants


    To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

    This fund's principal risk factors are:

 -  foreign securities

 -  market risk

 -  region focus


    The value of your investment will fluctuate in response to European stock markets. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

    Targeting a single region could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT


    Ella Brown and Alan Trigle manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.



  PERIOD ENDED:                                                                               8/02(1)
---------------------------------------------------------------------------------------------------------
  PER SHARE DATA
---------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                                                        $  6.98
---------------------------------------------------------------------------------------------------------
  INVESTMENT OPERATIONS
  Net investment income(2)                                                                       0.11
  Net loss on investments and foreign currency related items (both realized and unrealized)     (1.43)
---------------------------------------------------------------------------------------------------------
    Total from investment operations                                                            (1.32)
---------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS
  Dividends from net investment income                                                          (0.05)
---------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                                              $  5.61
---------------------------------------------------------------------------------------------------------
  Total return(3)                                                                              (19.06)%

  RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                                                    $     1
  Ratio of expenses to average net assets(4),(5)                                                 1.45%
  Ratio of net investment income to average net assets(5)                                        2.56%
  Decrease reflected in above operating expense ratios due to waivers/reimbursements(5)          4.04%
  Portfolio turnover rate                                                                         194%
---------------------------------------------------------------------------------------------------------



(1) For the period November 30, 2001 (inception date) through August 31, 2002.
(2) Per share information is calculated using the average share outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.
(5) Annualized.

                                 MORE ABOUT RISK

     INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this Prospectus.

    ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.


    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/ Permitted without limitation; does not indicate actual use
20% ITALIC TYPE (E.G., [20%]) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
/ / Permitted, but not expected to be used to a significant extent
-   Not permitted


 INVESTMENT PRACTICE                                                         LIMIT
----------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK              30%
----------------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
CURRENCY, MARKET, POLITICAL RISKS.                                            /X/
----------------------------------------------------------------------------------
CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.(2)                                     /X/
----------------------------------------------------------------------------------
EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION, LIQUIDITY, MARKET,
OPERATIONAL, POLITICAL, VALUATION RISKS.                                      20%
----------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative company or industry events. LIQUIDITY,
MARKET, VALUATION RISKS.                                                      /X/
----------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE,
MARKET, SPECULATIVE EXPOSURE RISKS.(2)                                        / /
----------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, MARKET RISKS.                                         [20%]
----------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                          [20%]
----------------------------------------------------------------------------------

                                   18

 INVESTMENT PRACTICE                                                         LIMIT
----------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes.(1)
CORRELATION, CREDIT, HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                               / /
----------------------------------------------------------------------------------
PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. ACCESS, CURRENCY,
INFORMATION, LIQUIDITY, OPERATIONAL, POLITICAL, VALUATION RISKS.              /X/
----------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private
placements. LIQUIDITY, MARKET, VALUATION RISKS.                              [15%]
----------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.                                                        33 1/3%
----------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION
RISKS.                                                                        [5%]
----------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT,
CURRENCY, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, POLITICAL,
SPECULATIVE EXPOSURE, VALUATION RISKS.                                        / /
----------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                         / /
----------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE
EXPOSURE RISKS.                                                              [15%]
----------------------------------------------------------------------------------


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

ELLA BROWN, CFA, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since May 2002. Ms. Brown joined CSAM U.K. in 2001 as head of European Equity Research-London. Prior to joining CSAM U.K., Ms. Brown worked at J.P. Morgan Investments in London from 1993 to 2001, initially as an equity research analyst specialising in the European technology sector, and then as a portfolio manager. Ms. Brown has a Bachelor of Commerce (Hons) degree in finance and accounting from the University of Manitoba and an MBA degree from the University of Chicago's Graduate School of Business.

ALAN TRIGLE, Director of CSAM U.K., has been Co-Portfolio Manager of the fund since May 2002. Mr. Trigle joined CSAM U.K. in 1999 as a member of the European Equities Team. Prior to joining CSAM U.K., Mr. Trigle worked as a European investment manager at Gartmore Investment Ltd. in London from 1992 to 1999, and at Commerzbank in Frankfurt from 1988 to 1992. Mr. Trigle is a qualified financial analyst and holds an M.A. in modern languages from the University of Oxford.


            Job title indicates position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

    The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.


    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.


    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.


    The fund distributes dividends annually, usually in December. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.


    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources (including short-term capital gains) are generally taxed as ordinary income. The fund will mostly make capital-gain distributions which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

    The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

    Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

     STATEMENTS AND REPORTS


    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                            BUYING AND SELLING SHARES

     OPENING AN ACCOUNT

    You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. You should contact your financial representative for further information.

     BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS).


    The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs, but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

    Your financial representative may impose a minimum account balance required to keep your account open. The fund reserves the right to impose a minimum account balance requirement. If it does so, it will give current shareholders 15 days' notice of any increases in the amount necessary to keep your account open.


     EXCHANGING SHARES

    You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current PROSPECTUS for the new fund.

    FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL THE TRANSFER AGENT AT 1-800-927-2874.

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS


    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

     TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


    Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

    The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders


 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 -  charge a wire-redemption fee


 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

OFFERING PRICE:


    The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):


                              INITIAL SALES CHARGE

                                                                       COMMISSION TO
                                                                         FINANCIAL
                                              AS A % OF   AS A % OF    REPRESENTATIVE
                                                AMOUNT     OFFERING       AS A % OF
           AMOUNT PURCHASED                    INVESTED     PRICE      OFFERING PRICE
-----------------------------------------------------------------------------------------
  Less than $50,000                              6.10%       5.75%          5.00%
-----------------------------------------------------------------------------------------
  $50,000 to less than $100,000                  4.99%       4.75%          4.00%
-----------------------------------------------------------------------------------------
  $100,000 to less than $250,000                 3.90%       3.75%          3.00%
-----------------------------------------------------------------------------------------
  $250,000 to less than $500,000                 2.56%       2.50%          2.00%
-----------------------------------------------------------------------------------------
  $500,000 to less than $1,000,000               2.04%       2.00%          1.75%
-----------------------------------------------------------------------------------------
  $1,000,000 or more                                0*          0           1.00%**
-----------------------------------------------------------------------------------------


* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).
** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.


    The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the STATEMENT OF ADDITIONAL INFORMATION.

    From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

    THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

  (1)   investment advisory clients of CSAM;


  (2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

  (3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

  (4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; and

  (5) Class A shares acquired when dividends and distributions are reinvested in the fund.

    IF YOU WANT TO LEARN ABOUT ADDITIONAL WAIVERS OF CLASS A INITIAL SALES CHARGES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION.


    REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:


    LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

    RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


    The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

    CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

    FOR PURPOSE OF THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES, YOUR PURCHASES WILL BE COMBINED WITH PURCHASES OF YOUR IMMEDIATE FAMILY MEMBERS.

    REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

    CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 18 months rather than 12 months. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.


    The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 -  the net asset value of such Class A shares at the time of redemption.


    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.


     ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

                                OTHER INFORMATION


    The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the 12b-1 Plan for Class A shares, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.


    Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

    The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                       This page intentionally left blank

                              FOR MORE INFORMATION

    More information about the fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.


    The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.


     OTHER INFORMATION

    A current STATEMENT OF ADDITIONAL INFORMATION (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


    Please contact Credit Suisse Funds to obtain, without charge, the SAI AND ANNUAL AND SEMIANNUAL REPORTS, portfolio holdings and other information and to make shareholder inquiries:

BY TELEPHONE:
    800-927-2874

BY FACSIMILE:

    888-606-8252


BY MAIL:
    Credit Suisse Funds

    P.O. Box 55030
    Boston, MA 02205-5030


BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184

ON THE INTERNET:
    www.creditsuissefunds.com

SEC FILE NUMBER:
Credit Suisse
European Equity Fund                                                   811-08903

P.O. Box 9030, Boston, MA 02205-9030       [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.creditsuissefunds.com


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        CSEEA-1-1202

                       STATEMENT OF ADDITIONAL INFORMATION


                                December 11, 2002


                                 ---------------

                       CREDIT SUISSE EUROPEAN EQUITY FUND

                                 ---------------


          This Statement OF ADDITIONAL INFORMATION provides information about Credit Suisse European Equity Fund (the "European Equity Fund" or the "Fund") that supplements information contained in the PROSPECTUS FOR THE COMMON SHARES and the PROSPECTUS for the Class A Shares of the Fund, each dated December 11, 2002, each as amended or supplemented from time to time (each, a "PROSPECTUS"), and is incorporated by reference in its entirety into each PROSPECTUS.

          The Fund's audited ANNUAL REPORT(S), for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference.


          This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the PROSPECTUS, ANNUAL REPORTS and information regarding the Fund's current performance can be obtained by writing or telephoning:

                            CLASS A AND COMMON SHARES
                               Credit Suisse Funds
                                  P.O. Box 9030
                              Boston, MA 02205-9030
                                 (800) 927-2874

                                TABLE OF CONTENTS


                                                                                        PAGE
INVESTMENT OBJECTIVE AND POLICIES                                                          1

   General Investment Strategies                                                           1
     Options, Futures and Currency Exchange Transactions                                   1
     SECURITIES OPTIONS                                                                    2
     OTC OPTIONS                                                                           5
     FUTURES ACTIVITIES                                                                    5
          OPTIONS ON FUTURES CONTRACTS                                                     7
     CURRENCY EXCHANGE TRANSACTIONS                                                        8
     SWAPS                                                                                 9
     HEDGING GENERALLY                                                                    10
     ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES        11
     U.S. Government Securities                                                           11
     Foreign Investments. FOREIGN CURRENCY EXCHANGE                                       11
          EURO CONVERSION                                                                 12
          INFORMATION                                                                     12
          POLITICAL INSTABILITY                                                           13
          EMERGING MARKETS                                                                13
          DELAYS                                                                          13
          INCREASED EXPENSES                                                              13
          FOREIGN DEBT SECURITIES                                                         13
          GENERAL                                                                         14
          SOVEREIGN DEBT                                                                  14
          PRIVATIZATIONS                                                                  15
     Central and Eastern European Countries                                               15
     Fixed Income Securities                                                              16
     Below Investment Grade Securities                                                    16
     Securities of Other Investment Companies                                             17
     Lending of Portfolio Securities                                                      17
     When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments        18
     Brady Bonds                                                                          19
     Repurchase Agreements                                                                19
     Loan Participations and Assignments                                                  20
     Convertible Securities                                                               20
     Structured Notes                                                                     21
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers             22
     Depository Receipts                                                                  22
     Temporary Investments                                                                23
     Rights Offerings and Purchase Warrants                                               23
     Non-Publicly Traded and Illiquid Securities                                          23
          RULE 144A SECURITIES                                                            24
     Borrowing                                                                            24
     Stand-By Commitments                                                                 25

OTHER INVESTMENT LIMITATIONS                                                              26

                                       (i)

PORTFOLIO VALUATION ORTFOLIO TRANSACTIONS ORTFOLIO TURNOVER                               27

MANAGEMENT OF THE FUND                                                                    31

   Officers and Board of Directors wnership in Securities of the Fund and Fund Complex    31
   Committees and Meetings of Directors                                                   42
   Directors' Compensation Through August 31, 2002                                        43
     Investment Advisory Agreements                                                       44
     Sub-Advisory Agreements                                                              46
   Code of Ethics Custodian and Transfer Agent                                            50
   Organization of the Fund                                                               50
   Distribution and Shareholder Servicing Distributor                                     51
     Class A Shares                                                                       53
     General                                                                              54

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                                            54

        CLASS A SHARES                                                                    55
        INITIAL SALES CHARGES WAIVERS                                                     57
     Automatic Cash Withdrawal Plan                                                       58

EXCHANGE PRIVILEGE                                                                        59

ADDITIONAL INFORMATION CONCERNING TAXES                                                   59

   The Fund and Its Investments                                                           60
   Passive Foreign Investment Companies                                                   62
   Dividends and Distributions                                                            62
   Sales of Shares                                                                        63
   Foreign Taxes. und Taxes on Swaps                                                      63
   Backup Withholding                                                                     64
   Notices.                                                                               64
   Other Taxation                                                                         64

DETERMINATION OF PERFORMANCE                                                              65

     After-Tax Return                                                                     67

INDEPENDENT ACCOUNTANTS AND COUNSEL                                                       69

MISCELLANEOUS                                                                             69

FINANCIAL STATEMENTS                                                                      70


APPENDIX - DESCRIPTION OF RATINGS                                                        A-1


                                      (ii)

                        INVESTMENT OBJECTIVE AND POLICIES


          The following information supplements the discussion of the Fund's investment objectives and policies in each PROSPECTUS. There are no assurances that the Fund will achieve its investment objectives.

          The investment objective of the European Equity Fund is capital appreciation.

          Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers. European issuers are companies (i) whose principal trading market is in any European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in European markets, or which have at least 50% of their assets situated in one or more European markets; (ii) that are organized under the laws of, and with a principal office in, a European country; or (iii) the principal securities trading market for which is in a European market. Determinations as to eligibility will be made by Credit Suisse Asset Management, LLC ("CSAM") or Credit Suisse Asset Management Ltd. ("CSAM Ltd."), the Fund's investment adviser and sub-investment adviser, respectively (each an "Adviser"), based on publicly available information and inquiries made to the companies. The Fund currently intends to primarily invest in Western European countries although it has no established limitations on the allocation of investments among European countries. The Fund considers Western Europe to currently include the European Union, Norway and Switzerland. At times, the Fund may invest a significant amount of its assets in a single country. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Fund upon at least 60 days' notice to shareholders before any such change becomes effective.


     GENERAL INVESTMENT STRATEGIES

          Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.


          The Fund does not represent that these techniques are available now or will be available at any time in the future.


          OPTIONS, FUTURES AND CURRENCY EXCHANGE TRANSACTIONS.

          The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

          SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase covered put and call options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). The Fund that writes call options retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Fund's Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of their Advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          FUTURES ACTIVITIES. The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiple times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation.


          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities.


          The OTC market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

          CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.


          CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.


          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a bond denominated in a foreign currency against a decline in the particular currency, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          SWAPS. The Fund may enter into swaps relating to indexes, currencies and equity interests of issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Fund's Adviser still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by its Adviser, and successful use by the Fund of hedging transactions will be subject to its Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


          U.S. GOVERNMENT SECURITIES.

The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. Government Securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Foreign Investments.

          Investors should recognize that investing in foreign companies, whether in emerging or more developed countries, involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. These risks include currency exchange rates and exchange control regulations, less publicly available information, different accounting and reporting standards, less liquid markets, more volatile markets, higher brokerage commissions and other fees, possibility of nationalization or expropriation, confiscatory taxation, political instability, and less protection provided by the judicial system.

          FOREIGN CURRENCY EXCHANGE. Since the Fund will invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.


          EURO CONVERSION. The introduction of the euro presented unique risks and uncertainties for investors in those countries, including, the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of European securities and currencies held by the Fund.


          INFORMATION. The majority of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          POLITICAL INSTABILITY. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.


          EMERGING MARKETS. Investing in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.) involves not only the risks described above with respect to investing in foreign securities generally but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


          DELAYS. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on the Fund's liquidity, the Fund will take reasonable steps to mitigate investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          INCREASED EXPENSES. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities.


          FOREIGN DEBT SECURITIES. The Fund may invest up to 20% of its net assets in debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The Fund's debt securities may be investment grade or below investment grade (see "Below Investment Grade Securities"). A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or, if unrated, is determined to be of comparable quality by the Fund's Adviser. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


          GENERAL. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.


          Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.


          PRIVATIZATIONS. The Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


          CENTRAL AND EASTERN EUROPEAN COUNTRIES. The Fund may invest in Central and Eastern Europe. The risks normally associated with investing in foreign securities are increased in Central and Eastern European countries due to the relative infancy of political and economic structures. Many of these countries lack the political and economic stability characteristic of more developed countries, and political or social developments may adversely affect the value of the Fund's investment in a material way. The small size and inexperience of the securities markets and the limited volume of trading in such securities may make the Fund's investments illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to companies located in certain Central and Eastern European countries and it may be difficult to assess the value of an investment in such companies. These securities markets are substantially smaller, less liquid and significantly more volatile than U.S. or Western European markets. As a result, obtaining prices on portfolio securities from independent sources may be more difficult. These factors may make it more difficult for the Fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

          The value of the Fund's assets may be materially adversely affected by political, economic, and social factors, changes in the law or regulations of Central and Eastern European countries and the status of political and economic foreign relations of Central and Eastern European countries. Communist factions have continued to play a role in the political structure of some of these countries and there is also speculation that organized crime exerts significant influence on certain countries in this region. Actions of Central and Eastern European governments could significantly adversely affect private sector companies and the prices and yields of securities in the Fund's portfolio. Despite privatization programs that have been implemented, the governments of Central and Eastern European countries have exercised significant influence over many aspects of the local economies, and the number of public sector enterprises in Central and Eastern Europe is substantial. New governments and new economic policies may also have an unpredictable adverse impact on Central and Eastern European economies and, consequently, on the Fund's investments.

          FIXED INCOME SECURITIES. The value of the securities held by the Fund, and thus the net asset value of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. The Fund is not restricted to any maximum or minimum time to maturity in purchasing debt securities, and the average maturity of the Fund's debt securities will vary based on its Adviser's assessment of economic and market conditions.

          BELOW INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its net assets in below investment grade securities (securities that are rated below the fourth highest grade at the time of purchase by Moody's or S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.


          The market values of below investment grade securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of investment grade securities and the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than below investment grade securities. In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to prior payment of senior indebtedness. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guarantee of recovery. Also, a recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. Lower-rated securities also present risks based on payment expectations. For example, lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


          To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating net asset value.

          The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of its Advisers in evaluating the creditworthiness of an issuer. In this evaluation, an Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the value of the Fund's total assets (including the loan collateral). The Fund will not lend portfolio securities to affiliates of CSAM or CSAM Ltd. unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% of the current market value of loaned U.S. securities and at least 105% of the current market value of loaned non-U.S. securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.


          WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objectives. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          BRADY BONDS. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


          REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The Fund's Adviser will continue to monitor the creditworthiness of those banks and non-bank dealers under a repurchase agreement. The Fund's Adviser will mark-to-market daily the value of the securities. There are no percentage limits on the Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. The Fund will not invest more than 5% of its net assets in Loan Participations and Assignments.

          CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities without regard to their credit rating.


          STRUCTURED NOTES. The Fund may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark asset or market, such as investments in certain emerging markets that restrict investment by foreigners. The structured note fixes the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.


          SHORT SALES. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.


          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Fund's net assets. Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers") involve risks that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

          DEPOSITORY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issue assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the Untied States about an unsponsored ADR than about a sponsored ADR.


          TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. The Fund may invest up to 15% of its net assets in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

          Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


          RULE 144A SECURITIES. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund's Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD, Inc.


          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, INTER ALIA, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          BORROWING. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of their Advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Fund's Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.

          The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                          OTHER INVESTMENT LIMITATIONS

          The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes provided that any such borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales and the entry into currency transactions, options, futures contracts, options on futures contracts, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

          3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          4. Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities (in an amount up to 50% of its total assets immediately before the making of such loans) and enter into repurchase agreements.

          5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          6. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

          9. Issue any senior security except as permitted in the Fund's investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION


          The following is a description of the procedures used by the Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.


          In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.


          For the fiscal year ended August 31, 2002, $2,602 of the Fund's total brokerage commissions was paid to brokers and dealers who provided research services. The Fund directed $1,307,406 in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and affiliates of Credit Suisse Group. The Fund may utilize

CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


          For the fiscal years ended August 31, 2002, August 31, 2001 and August 31, 2000, the Fund paid $70,612, $123,316 and $236,145, respectively, in brokerage commissions.


          In no instance will portfolio securities be purchased from or sold to CSAM, CSAM Ltd., CSAMSI, Credit Suisse First Boston ("CSFB"), or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of administrative and other support services.

                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.


          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2002 and 2001, the Fund's portfolio turnover rate was 194% and 140%, respectively. The increase in the portfolio turnover rate of the Fund was due to the change in portfolio managers.


                             MANAGEMENT OF THE FUND

     OFFICERS AND BOARD OF DIRECTORS


          The business and affairs of the Fund is managed by its Board of Directors in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's Advisers, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and ages of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                  Director       Since 1999    Currently retired;      54           Director of The
c/o Credit Suisse Asset                                          Executive Vice                       Indonesia Fund,
Management, LLC                                                  President and Chief                  Inc.
466 Lexington Avenue                                             Financial Officer of
New York, New York                                               Pan Am Corporation
10017-3147                                                       and Pan American
                                                                 World Airways, Inc.
Age: 70                                                          from 1988 to 1991

Jack W. Fritz                       Director       Since Fund    Private investor;       54           Director of Advo,
2425 North Fish Creek Road                         inception     Consultant and                       Inc. (direct mail
P.O. Box 1287                                                    Director of Fritz                    advertising)
Wilson, Wyoming 83014                                            Broadcasting, Inc.
                                                                 and Fritz
Age: 75                                                          Communications
                                                                 (developers and
                                                                 operators of radio
                                                                 stations) since 1987

Jeffrey E. Garten                   Director       Since 2000    Dean of Yale School     54           Director of
Box 208200                                                       of Management and                    Aetna, Inc.;
New Haven, Connecticut                                           William S. Beinecke                  Director of
06520-8200                                                       Professor in the                     Calpine Energy
                                                                 Practice of                          Corporation;
Age: 56                                                          International Trade                  Director of
                                                                 and Finance;                         CarMax Group
                                                                 Undersecretary of                    (used car dealers)


----------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                                 Commerce for
                                                                 International Trade
                                                                 from November 1993 to
                                                                 October 1995;
                                                                 Professor at Columbia
                                                                 University from
                                                                 September 1992 to
                                                                 November 1993

Peter F. Krogh                      Director       Since 2001    Dean Emeritus and       54           Member of Board
301 ICC                                                          Distinguished                        of The Carlisle
Georgetown University                                            Professor of                         Companies Inc.;
Washington, DC 20057                                             International Affairs                Member of
                                                                 at the Edmund A.                     Selection
Age: 65                                                          Walsh School of                      Committee for
                                                                 Foreign Service,                     Truman Scholars
                                                                 Georgetown                           and Henry Luce
                                                                 University; Moderator                Scholars;  Senior
                                                                 of PBS foreign                       Associate of
                                                                 affairs television                   Center for
                                                                 series                               Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations

James S. Pasman, Jr.                Director       Since 1999    Currently retired;      54           Director of
c/o Credit Suisse Asset                                          President and Chief                  Education
Management, LLC                                                  Operating Officer of                 Management Corp.;
466 Lexington Avenue                                             National                             Director of

                                       33

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
New York, New York                                               InterGroup, Inc.                     Credit Suisse
10017-3147                                                       (holding company)                    Asset Management
                                                                 from April 1989 to                   Income Fund,
Age: 71                                                          March 1991; Chairman                 Inc.; Trustee of
                                                                 of Permian Oil Co.                   Credit Suisse
                                                                 from April 1989 to                   High Yield Bond
                                                                 March 1991                           Fund; Trustee of
                                                                                                      Deutsche VIT
                                                                                                      Funds (overseeing
                                                                                                      3 portfolios)

Steven N. Rappaport                 Director       Since 1999    Partner of RZ Capital   54           Director of The
RZ Capital LLC                                                   LLC since 2001;                      First Israel
40 East 52nd Street,                                             President of Loanet,                 Fund, Inc.
New York, New York 10022                                         Inc. (on-line
                                                                 accounting service)
Age: 54                                                          from 1997 to
                                                                 2001; Executive
                                                                 Vice President
                                                                 of Loanet, Inc.
                                                                 from 1994 to
                                                                 1997; Director,
                                                                 President,
                                                                 North American
                                                                 Operations, and
                                                                 former
                                                                 Executive Vice
                                                                 President from
                                                                 1992 to 1993 of
                                                                 Worldwide
                                                                 Operations of
                                                                 Metallurg Inc.
                                                                 (manufacturer
                                                                 of specialty
                                                                 metals and
                                                                 alloys);
                                                                 Executive Vice

                                         34

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                                 President,
                                                                 Telerate, Inc.
                                                                 (provider of
                                                                 real-time
                                                                 information to
                                                                 the capital
                                                                 markets) from
                                                                 1987 to 1992;
                                                                 Partner in the
                                                                 law firm of
                                                                 Hartman &
                                                                 Craven until
                                                                 1987

INTERESTED DIRECTORS

William W. Priest(2)                Director       Since 1999    Senior Partner and      54           Director of The
Steinberg Priest & Sloane Capital                                Fund Manager,                        Brazilian Equity
Management                                                       Steinberg Priest &                   Fund, Inc.; The
12 East 49th Street                                              Sloane Capital                       Chile Fund, Inc.;
12th Floor                                                       Management since                     The Emerging
New York, New York 10017                                         March 2001; Chairman                 Markets
                                                                 and Managing Director                Telecommunications
Age: 61                                                          of CSAM from 2000 to                 Fund, Inc.; The
                                                                 February 2001, Chief                 First Israel
                                                                 Executive Officer and                Fund, Inc.; The
                                                                 Managing Director of                 Latin America
                                                                 CSAM from 1990 to 2000               Equity Fund,
                                                                                                      Inc.; The
                                                                                                      Indonesia Fund,
                                                                                                      Inc.; and Credit
                                                                                                      Suisse Asset


----------

(2) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Management Income
                                                                                                      Fund, Inc.

OFFICERS

Laurence R. Smith                   Chairman       Since 2002    Managing Director and
Credit Suisse Asset                                              Global Chief
Management, LLC                                                  Investment Officer of
466 Lexington Avenue                                             CSAM; acting Chief
New York, New York 10017-3147                                    Executive Officer of
                                                                 CSAM Americas;
Age: 44                                                          Associated with
                                                                 J.P. Morgan
                                                                 Investment
                                                                 Management from
                                                                 1981 to 1999;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Hal Liebes, Esq.                    Vice           Since 1999    Managing Director and   --           --
Credit Suisse Asset                 President                    Global General
Management, LLC                     and Secretary                Counsel of CSAM;
466 Lexington Avenue                                             Associated with
New York, New York 10017-3147                                    Lehman Brothers, Inc.
                                                                 from 1996 to 1997;
Age: 38                                                          Associated with
                                                                 CSAM from 1995
                                                                 to 1996;
                                                                 Associated with

                                         36

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                                 CS First Boston
                                                                 Investment
                                                                 Management from
                                                                 1994 to 1995;
                                                                 Associated with
                                                                 Division of
                                                                 Enforcement,
                                                                 U.S. Securities
                                                                 and Exchange
                                                                 Commission from
                                                                 1991 to 1994;
                                                                 Officer of
                                                                 CSAMSI, other
                                                                 Credit Suisse
                                                                 Funds and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Michael A. Pignataro                Treasurer      Since 1999    Director and            --           --
Credit Suisse Asset                 and Chief                    Director of Fund
Management, LLC                     Financial                    Administration of
466 Lexington Avenue                Officer                      CSAM; Associated with
New York, New York 10017-3147                                    CSAM since 1984;
                                                                 Officer of other
Age: 43                                                          Credit Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment companies

Gregory N. Bressler, Esq.           Assistant      Since 2000    Vice President and      --           --
Credit Suisse Asset                 Secretary                    Legal Counsel of CSAM
Management, LLC                                                  since January 2000;
466 Lexington Avenue                                             Associated with the
New York, New York                                               law firm of
10017-3147

                                         37

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Age: 36                                                          Swidler Berlin
                                                                 Shereff Friedman LLP
                                                                 from 1996 to
                                                                 2000; Officer
                                                                 of other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Kimiko T. Fields, Esq.              Assistant      Since 2002    Assistant Vice          --           --
Credit Suisse Asset                 Secretary                    President and Legal
Management, LLC                                                  Counsel of CSAM since
466 Lexington Avenue                                             December 2000;
New York, New York                                               Assistant Vice
10017-3147                                                       President,
                                                                 Institutional
Age: 38                                                          Marketing
                                                                 Department,
                                                                 CSAM from
                                                                 January 2000 to
                                                                 December 2000;
                                                                 Marketing
                                                                 Associate,
                                                                 International
                                                                 Equity
                                                                 Department,
                                                                 Warburg Pincus
                                                                 Asset
                                                                 Management,
                                                                 Inc. from
                                                                 January 1998 to
                                                                 January 2000;
                                                                 self-employed
                                                                 author and
                                                                 consultant,
                                                                 from January
                                                                 1996 to
                                                                 December 1997;

                                         38

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Rocco A. DelGuercio                 Assistant      Since 1999    Vice President and      --           --
Credit Suisse Asset                 Treasurer                    Administrative
Management, LLC                                                  Officer of CSAM;
466 Lexington Avenue                                             Associated with CSAM
New York, New York                                               since June 1996;
10017-3147                                                       Assistant Treasurer,
                                                                 Bankers Trust
Age: 39                                                          Corp. -- Fund
                                                                 Administration
                                                                 from March 1994
                                                                 to June 1996;
                                                                 Mutual Fund
                                                                 Accounting
                                                                 Supervisor,
                                                                 Dreyfus
                                                                 Corporation
                                                                 from April 1987
                                                                 to March 1994;
                                                                 Officer of
                                                                 other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Joseph Parascondola                 Assistant      Since 2001    Assistant Vice          --           --
Credit Suisse Asset                 Treasurer                    President - Fund
Management, LLC                                                  Administration of
466 Lexington Avenue                                             CSAM since April
New York, New York                                               2000; Assistant Vice
10017-3147

                                         39

                                                                                         NUMBER
                                                                                         OF
                                                                                         PORTFOLIOS
                                                   TERM OF                               IN FUND
                                                   OFFICE(1)                             COMPLEX      OTHER
                                    POSITION(S)    AND LENGTH    PRINCIPAL               OVERSEEN     DIRECTORSHIPS
                                    HELD WITH      OF TIME       OCCUPATION(S) DURING    BY           HELD BY
NAME, ADDRESS AND AGE               FUND           SERVED        PAST FIVE YEARS         DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Age: 39                                                          President, Deutsche
                                                                 Asset
                                                                 Management from
                                                                 January 1999 to
                                                                 April 2000;
                                                                 Assistant Vice
                                                                 President,
                                                                 Weiss, Peck &
                                                                 Greer LLC from
                                                                 November 1995
                                                                 to December
                                                                 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds
                                                                 and other
                                                                 CSAM-advised
                                                                 investment
                                                                 companies

Robert M. Rizza                     Assistant      Since 2002    Assistant Vice
Credit Suisse Asset Management,     Treasurer                    President of CSAM
LLC                                                              since January 2001;
466 Lexington Avenue                                             Administrative
New York, New York                                               Officer of CSAM from
10017-3147                                                       March 1998 to
                                                                 December 2000;
Age: 36                                                          Assistant Treasurer
                                                                 of Bankers Trust Co.
                                                                 from April 1994 to
                                                                 March 1998; Officer
                                                                 of other Credit
                                                                 Suisse Funds and
                                                                 other CSAM-advised
                                                                 investment companies

     OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.



                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(3)            INVESTMENT COMPANIES*,(3)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Richard H. Francis                       A                                      E

Jack W. Fritz                            A                                      E

Jeffrey E. Garten                        A                                      A

Peter F. Krogh                           A                                      D


----------

(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY                 DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                         SECURITIES IN THE FUND*,(3)            INVESTMENT COMPANIES*,(3)
-------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.                     A                                      D

Steven N. Rappaport                      B                                      D

INTERESTED DIRECTOR

William W. Priest                        A                                      A


----------

*  Key to Dollar Ranges:

    A.  None
    B.  $1 - $10,000
    C.  $10,000 - $50,000
    D.  $50,000 - $100,000
    E.  Over $100,000

     COMMITTEES AND MEETINGS OF DIRECTORS

          The Fund has an Audit Committee, a Nominating Committee and a Valuation Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport. The Valuation Committee consists of at least two Directors, at least one of whom is an Independent Director.

          In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its Adviser and affiliates by the independent public accountants. The Audit Committee met four times during the fiscal year ended August 31, 2002.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the fiscal year ended August 31, 2002.

          The Valuation Committee reviews and approves the valuation of all fair valued securities whose fair valuations individually change the net asset value of a Fund by greater than 1%. In conducting this review, the Valuation Committee shall review and discuss an updated fair valuation summary with appropriate representatives of CSAM. The Valuation Committee did not meet during the fiscal year ended August 31, 2002.

          No employee of CSAM, CSAM Ltd., State Street Bank and Trust Company ("State Street") and CSAMSI, the Fund's co-administrators, or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAM Ltd., State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325 for serving on the Audit Committee.

     DIRECTORS' COMPENSATION THROUGH AUGUST 31, 2002




                                                                  ALL INVESTMENT
                                                               COMPANIES IN THE FUND
       NAME OF DIRECTOR                      FUND                   COMPLEX(1)
-------------------------------------------------------------------------------------
William W. Priest(2)                         None                       None

Richard H. Francis                         $3,312                     $106,708

Jack W. Fritz                              $3,062                     $ 97,124

Jeffrey E. Garten                          $3,062                     $100,250

Peter F. Krogh                             $3,312                     $101,850

James S. Pasman, Jr.                       $3,312                     $106,350

Steven N. Rappaport                        $3,462                     $113,295

----------

(1) Each Director serves as a Director or Trustee of 54 investment companies and portfolios in the CSAM fund complex.


(2) Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.


          As of November 15, 2002, Directors and officers as a group, owned of record less than 1% of the Fund's shares.

          INVESTMENT ADVISORY AGREEMENTS. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, part of the Credit Suisse Group ("Credit Suisse"), (one of the world's largest financial organizations with approximately $819.6 billion in assets under management. Credit Suisse First Boston ("CSFB") is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion in assets under management in the U.S.

          The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the past three fiscal years ended August 31, the Fund paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

AUGUST 31, 2002



FEES PAID (AFTER WAIVERS)       WAIVERS                  REIMBURSEMENTS
-------------------------------------------------------------------------------------
0                               ($152,198)               ($132,694)
-------------------------------------------------------------------------------------



AUGUST 31, 2001




FEES PAID (AFTER WAIVERS)       WAIVERS                      REIMBURSEMENTS
-----------------------------------------------------------------------------------------
$18,998                         ($212,804)                   0
-----------------------------------------------------------------------------------------



AUGUST 31, 2000



FEES PAID (AFTER WAIVERS)       WAIVERS                      REIMBURSEMENTS
-----------------------------------------------------------------------------------------
0                               ($309,531)                   0
-----------------------------------------------------------------------------------------

          SUB-ADVISORY AGREEMENTS. The Fund has entered into a Sub-Investment Advisory Agreement with CSAM and CSAM's United Kingdom affiliate ("CSAM U.K."), which is named Credit Suisse Asset Management Limited (CSAM U.K. may be referred to as the "Sub-Adviser").

          Subject to the supervision of CSAM, the Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. The Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and as of September 30, 2002 managed approximately $47.4 billion in assets.

          Under the Sub-Advisory Agreement with CSAM U.K., CSAM (not the Fund) pays CSAM U.K. an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM U.K. has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which CSAM U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended August 31, 2002, the portion of the fees allocable to the Fund for CSAM U.K. was $949.

          The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          In approving the Sub-Advisory Agreement with CSAM U.K., the Board of the Fund considered various matters and materials provided by CSAM and CSAM U.K. The Board considered, primarily, the benefits to the Fund of retaining CSAM's United Kingdom affiliate given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in markets. The Board of the Fund also carefully considered the particular expertise of CSAM U.K. in managing the types of European investments which the Fund makes, including its personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM U.K. In addition, the Board of the Fund took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreement, particularly that the compensation paid to CSAM U.K., would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K., would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board of the Fund concluded that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

          CSAM has determined that the Fund's Advisory Agreement and its Sub-Advisory Agreement with CSAM U.K. lapsed due to an administrative error. CSAM intends to take all necessary steps to remedy this error, including seeking Board and shareholder approval to retain the amounts paid and payable to CSAM from the date the Agreements had lapsed and of a new Advisory Agreement and Sub-Advisory Agreement on substantially the same terms as in the lapsed Agreements. The disclosure in this SAI regarding the advisory and sub-advisory fees and the Board's consideration of the Advisory Agreements presumes that this remedial action has been taken.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          CSAMSI became co-administrator to the Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          During the fiscal year ended August 31, 2002, CSAMSI received fees from the Fund under the CSAMSI Co-Administration Agreement of $15,224. For the fiscal year ended August 31, 2001, CSAMSI was paid $14,095 (after waivers) and waived $9,085 in fees. For the fiscal period ended August 31, 2000, the Fund paid CSAMSI $13,424 for its co-administrative services and CSAMSI waived co-administrative fees of $13,423.

          State Street became co-administrator to the Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the period from June 1, 2002 through August 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $1,930.

          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund prior to June 1, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

               Annual Rate

               .08% for the first $500 million in assets

               .07% for the next $1 billion

               .06% for assets in excess of $1.5 billion

          For the period September 1, 2001 through May 31, 2002, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



FEES PAID         WAIVERS     REIMBURSEMENTS
(AFTER WAIVERS)
--------------------------------------------
$ 4,689           ($8,450)    0
--------------------------------------------



          For the fiscal year ended August 31, 2001, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:



FEES PAID         WAIVERS     REIMBURSEMENTS
(AFTER WAIVERS)
--------------------------------------------
$ 3,210           ($21,888)   0
--------------------------------------------



          Prior to November 1, 1999, Counsellors Funds Service, Inc. ("Counsellors Service") served as a co-administrator to the Fund. For the fiscal year ended August 31, 2000, the Funds paid PFPC and Counsellors Service administration fees, and PFPC and Counsellors Service waived fees and/or reimbursed expenses as follows:



PFPC                                COUNSELLORS
                                    SERVICE
------------------------------------------------------------------
FEES      WAIVERS      REIMBURSE-   FEES       WAIVERS  REIMBURSE-
PAID                   MENTS        PAID                MENTS
(AFTER                              (AFTER
WAIVERS)                            WAIVERS)
------------------------------------------------------------------
0         ($38,313)    0            $  1,993    (1,995)  0
------------------------------------------------------------------



          The Fund and CSAM have received an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in an affiliated fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Portfolio do so at the same price as each other fund and bears its proportionate share of expenses and receives its proportionate share of any dividends.


     CODE OF ETHICS

          The Fund, CSAM, CSAM Ltd. and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

     CUSTODIAN AND TRANSFER AGENT


          State Street serves as custodian of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund,
(iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


     ORGANIZATION OF THE FUND


          Under the Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The Fund's Charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion are designated Advisor shares and one billion are designated Class A shares. The Fund currently has Common and Class A shares. The Fund ceased offering Institutional shares on August 31, 2000. Shareholders of the Fund in the class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights. On March 26, 2001, the Fund changed its name from "Warburg Pincus European Equity Fund, Inc." to "Credit Suisse Warburg Pincus European Equity Fund, Inc." On December 12, 2001, the Fund changed its name to "Credit Suisse European Equity Fund, Inc."


          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.


          Because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Common shares can be purchased only by certain types of investors as outlined in the Common class PROSPECTUS.


     DISTRIBUTION AND SHAREHOLDER SERVICING


          DISTRIBUTOR. CSAMSI serves as distributor of the Fund's shares and offers its shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. The Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI under the CSAMSI Co-Administration Agreement a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. This fee is in addition to the co-administrative service fee paid by the Fund under the CSAMSI Co-Administration Agreement and is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI under the CSAMSI Co-Administration Agreement or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services" together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended August 31, 2002, the Common Class shares of the Fund paid CSAMSI $37,983 under the Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.

          CSAM or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Credit Suisse Funds. CSAM or its affiliate may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.


          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service

Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.


          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of this fee at rates they would normally pay to the transfer agent for providing the services.

          CLASS A SHARES. The Fund has adopted a Plan of Distribution (the "A Shares 12b-1 Plan") for its Class A shares to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

          The A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. For the fiscal year ended August 31, 2002, the Class A shares paid CSAMSI $76 under the A Shares 2b-1 Plan.

          During the fiscal year ended August 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:



Advertising                    $    595
----------------------------------------------
Printing and mailing
prospectuses for promotional
purposes                       $  3,870
----------------------------------------------
Payment to broker-dealers      $      0
----------------------------------------------
People-related and occupancy   $    696
----------------------------------------------
Other (specify)                $     90
----------------------------------------------



          With respect to sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation to financial representatives in connection with the sale of shares, which may include a fee of up to

1.00% of new assets invested in the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          GENERAL. Each of the Common Shares and the A Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the relevant Plan ("Independent Directors"). Any material amendment of either of the Common Shares 12b-1 Plan or A Shares 12b-1 Plan would require the approval of the Board in the same manner. Neither the Common Shares 12b-1 Plan nor the A Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Common Shares 12b-1 Plan and the A Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.

          Payments by the Fund to CSAMSI under the Common Shares and A Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Fund's Board with periodic reports of amounts spent under the Common Shares and A Shares 12b-1 Plans and the purposes for which the expenditures were made.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of the Fund, any applicable sales charge.


          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from the Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds". The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          The Fund's Common Class shares are closed to new investors, other than
(a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES. Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchases from the Fund. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

AMOUNT PURCHASED                   AS A % OF   AS A % OF       COMMISSION TO
                                     AMOUNT    OFFERING          FINANCIAL
                                    INVESTED     PRICE     REPRESENTATIVE AS A %
                                                             OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                     6.10%       5.75%           5.00%
--------------------------------------------------------------------------------
$50,000 to less than $100,000         4.99%       4.75%           4.00%
--------------------------------------------------------------------------------
$100,000 to less than $250,000        3.90%       3.75%           3.00%
--------------------------------------------------------------------------------
$250,000 to less than $500,000        2.56%       2.50%           2.00%
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000      2.04%       2.00%           1.75%
--------------------------------------------------------------------------------
$1,000,000 or more                       0*          0            1.00%**
--------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the prospectus).


** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

          For the fiscal year ended August 31, 2002, CSAMSI earned $8 and retained $1 in sales commissions on the sale of Class A shares. CSAMSI did not receive CDSCs on redemptions of Class A shares.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares. Some may establish higher minimum investment requirements than set forth in the PROSPECTUS. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The

PROSPECTUS relating to Class A shares should be read in connection with such firms' material regarding their fees and services.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

   - an individual, the individual's spouse or domestic partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

   - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

   - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

   - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          INITIAL SALES CHARGES WAIVERS. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Fund, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Fund as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

          REDEMPTIONS. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Fund.


          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the PROSPECTUS, certain withdrawals under the Plan for the Class A shares of the Fund may be subject to a deferred sales charge.

          REDEMPTION FEE. The Fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class shares that are redeemed or exchanged within 30 days from date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of CSAM or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

          The Fund's approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.


                               EXCHANGE PRIVILEGE


          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common Shareholder may exchange Common Shares of the Fund for Common Shares of another Credit Suisse fund at their respective net asset values. A Class A Shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, will be effected without a sales charge, except for exchanges of Class A shares of the Fund. A redemption fee may be imposed on exchanges of Common Class shares if such shares are exchanged within 30 days after purchase. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this STATEMENT OF ADDITIONAL INFORMATION, which are subject to change.

     THE FUND AND ITS INVESTMENTS


          The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if the Fund makes such an election, it is possible that the Fund may incur an excise tax as a result of not having distributed net capital gains.

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. The balance of such income must be distributed during the next calendar year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


          With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.


          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     PASSIVE FOREIGN INVESTMENT COMPANIES.


          If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.


          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

          The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

     DIVIDENDS AND DISTRIBUTIONS.


          Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     SALES OF SHARES.

          Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

     FOREIGN TAXES.

          The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


     FUND TAXES ON SWAPS.

          As a result of entering into index swaps, the Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

     BACKUP WITHHOLDING.


          The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.


     NOTICES.

          Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Its Investments") made by the Fund to its shareholders.

     OTHER TAXATION

          Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

           THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL
                 INCOME TAX CONSEQUENCES AFFECTING THE FUND AND
                   ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED
              TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                     PARTICULAR TAX CONSEQUENCES TO THEM OF
                           AN INVESTMENT IN THE FUND.


                          DETERMINATION OF PERFORMANCE


          From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. If the Fund meets the size requirements for listing per share THE WALL STREET JOURNAL its Common shares will be listed under the heading "Credit Suisse Common" and its Class A shares will be listed under "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          AVERAGE ANNUAL TOTAL RETURNS. "Average annual total return" is computed separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     P(1+T)(TO THE POWER OF n) = ERV

     Where:    P = hypothetical initial payment of $1,000;

               T = average annual total return;

               n = number of years; and

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

          "Aggregate total return" is computed separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [ERV - l]
                          ---
                           P

          The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formulas) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. It is also assumed that with respect to the Class A shares of the Fund, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

          The average annual total returns for the Common shares of the Fund for the year ended August 31, 2002 were as follows:



                 SINCE
               INCEPTION
     1 YEAR   (ANNUALIZED)   INCEPTION DATE
     ------   ------------   --------------
     -28.44%     -9.31%          1/28/99



          The aggregate total returns for the Common shares of the Fund for the period ended August 31, 2002 since inception were as follows:



       AGGREGATE RETURN    INCEPTION DATE
       ----------------    --------------
           -29.60%             1/28/99



          Because the Class A shares of the Fund do not have a full calendar year of performance, performance information for this class is not presented.

          The Fund may also from time to time include in advertising an aggregate total return figure or a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Inc., CDA/Wiesenberger Investment Technologies, Inc. or Wiesenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or the Morgan Stanley Capital International Europe Index, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. The Fund may also advertise aggregate total return for various periods, representing the cumulative change in value of an investment in the Fund of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

          AFTER-TAX RETURN

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

                          P(1 + T)(TO THE POWER OF n) = ATV
                                                           D

Where: P       = a hypothetical initial payment of $1,000.

       T       = average annual total return (after taxes on distributions).

       n       = number of years.

      ATV      = ending value of a hypothetical $1,000 investment made at the
         D beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the Fund's Common Class shares for the periods ended August 31, 2002 was as follows:



  1 YEAR   3 YEAR   SINCE INCEPTION
  ---------------------------------
  -28.64%  -12.52%  -11.10% 1/28/99



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS)

                         P(1 + T)(TO THE POWER OF n) = ATV
                                                          DR

Where:P        = a hypothetical initial payment of $1,000.

      T        = average annual total return (after taxes on distributions and redemption).

      n        = number of years.

      ATV   = ending value of a hypothetical $1,000 investment made at the
         DR
beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the Fund's Common Class shares for the periods ended August 31, 2002 was as follows:



  1 YEAR   3 YEAR   SINCE INCEPTION
  ---------------------------------
  -17.44%  -8.57%   -7.61%  1/28/99



          The performance of a class of the Fund's shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial representatives directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


          In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. The Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.


          The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) with the Morgan Stanley Capital International Europe Index (a free float-adjusted index that is designed to measure equity-market performance in Europe); or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as BARRON'S, BUSINESS WEEK, FINANCIAL TIMES, FORBES, FORTUNE, INC., INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, MONEY, MORNINGSTAR, MUTUAL FUND MAGAZINE, SMARTMONEY, THE WALL STREET JOURNAL and WORTH. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of its shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          In its reports, investor communications or advertisements, the Fund may include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the potential impact of adding foreign stocks to a domestic portfolio; (ix) the general biography or work experience of the portfolio managers of the Fund; (x) portfolio manager commentary or market updates; (xi) discussion of macroeconomic factors affecting the Fund and its investments; and (xii) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL


          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent accountant for the Fund. The financial statements of the Fund for the fiscal year ended August 31, 2002 that are incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been audited by PwC, whose report thereon appears elsewhere herein and has been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


          As of November 15, 2002, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:



                                                           PERCENT OWNED
                                                               AS OF
   CLASS                NAME AND ADDRESS                 NOVEMBER 15, 2002
--------------------------------------------------------------------------
Common        Donaldson Lufkin & Jenrette                     27.37%
              Securities Corporation Inc.*
              P.O. Box 2052
              Jersey City, NJ  07303-2052
--------------------------------------------------------------------------
Common        Charles Schwab & Co Inc.*                       60.86%
              Special Casualty Account for the
              Exclusive Benefit of Customers
              Attn:  Mutual Funds
              101 Montgomery Street
              San Francisco, CA  94104-4122
--------------------------------------------------------------------------

                                       69

--------------------------------------------------------------------------
Class A       American Enterprise Investment Services*        95.21%
              FBO 210283371
              P.O. Box 9446
              Minneapolis, MN  55440-9446
--------------------------------------------------------------------------


* The Fund does not believe that this entity is the beneficial owner of the shares held of record by them.

                              FINANCIAL STATEMENTS


          The Fund's audited ANNUAL REPORT(S) for the classes of shares it makes available, which either accompanies this STATEMENT OF INFORMATION or has previously been provided to the investor to whom this STATEMENT OF ADDITIONAL INFORMATION is being sent, is incorporated herein by reference. The Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 23.          EXHIBITS


EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------
     (a)           (1)       Articles of Incorporation dated July 24, 1998.(1)
                   (2)       Amendment to Articles of Incorporation dated February 27, 2001. (2)
                   (3)       Articles Supplementary dated October 23, 2001. (2)
                   (4)       Articles of Amendment dated October 17, 2001.(3)

     (b)           (1)       By-Laws as adopted July 20, 1998. (1)
                   (2)       Amended By-Laws dated February 5, 2001. (4)
                   (3)       Amendment to By-Laws dated March 26, 2001. (2)
                   (4)       Amendment to By-Laws dated December 12, 2001.(3)
                   (5)       Amendment to By-Laws dated February 12, 2002.

     (c)           Registrant's Forms of Stock Certificates. (5)

     (d)           (1)       Investment Advisory Agreement.
                   (2)       Sub-Advisory Agreement.
                   (3)       Amendment to Sub-Investment Advisory Agreement
                   (4)       Second Amendment to Sub-Investment Advisory Agreement

     (e)           (1)       Distribution Agreement with Credit Suisse Asset Management Securities, Inc.
                             ("CSAMSI"). (6)
                   (2)       Amendment to Distribution Agreement with CSAMSI. (2)

----------

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on July 29, 1998 (Securities Act File No. 333-60225).

(2) Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed on November 8, 2001 (Securities Act File No. 333-60225).


(3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed on December 21, 2001 (Securities Act File No. 333-60225).

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

(5) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 3, 1998 (Securities Act File No. 333-60225).


(6) Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

     (f)           Not applicable.

     (g)           (1)       Custodian Agreement with State Street Bank and Trust Company. ("State
                             Street").  (7)

                   (1)       Amendment to Custodian Agreement with State Street Bank and Trust Company dated
                             April 26, 2001. ("State Street"). (8)

                   (2)       Amendment to Custodian Agreement with State Street dated May 16, 2001. (8)
                   (3)       Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (8)

     (h)           (1)       Form of Transfer Agency and Service Agreement with Boston Financial Data Services,
                             Inc. (4)
                   (2)       Co-Administration Agreement with CSAMSI.
                   (3)       Co-Administration Agreement with State Street. (9)

     (i)           (1)       Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund. (6)
                   (2)       Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the
                             Fund. (5)

     (j)           (1)       Consent of PricewaterhouseCoopers LLP, Independent Accountants.
                   (2)       Powers of Attorney. (8)

     (k)           Not applicable.

     (l)           (1)       Purchase Agreement.
                   (2)       Form of Purchase Agreement. (2)

     (m)           (1)       Shareholder Servicing and Distribution Plan for Common Class
                             Shares.
                   (2)       Distribution Plan for Advisor Class Shares.

----------

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(8) Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).


(9) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

                   (3)       Class A Distribution Plan dated October 2, 2001. (2)

     (n)           Not Applicable.

     (o)           Amended 18f-3 Plan dated November 12, 2001. (2)

     (p)           (1)       Code of Ethics for Credit Suisse Asset Management Limited.(10)
                   (2)       Amendment to Code of Ethics dated February 12, 2002. (11)


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
         WITH REGISTRANT

         From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. INDEMNIFICATION

         Registrant, officers and directors of Credit Suisse Asset Management, LLC ("CSAM, LLC"), Credit Suisse, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of the Fund's initial Registration Statement on Form N-1A filed on July 30, 1998.

Item 26. (a) BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. Credit Suisse acts as sub-adviser to the Registrant. Credit Suisse renders investment advice and provides full-service private equity programs to clients. The list required by this Item 26 of officers and directors of CSAM, LLC and Credit Suisse, together with information as to their other businesses, professions, vocations or employment of a substantial nature during the past two years, is

----------


(10) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Credit Suisse Institutional Fund, Inc. filed August 30, 2000 (Securities Act File No. 33-47880).

(11) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 5, 2002 (Securities Act File No. 33-58125).

incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170), and to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-40177).

         (b) BUSINESS AND OTHER CONNECTIONS OF SUB-INVESTMENT ADVISER


         Credit Suisse Asset Management, Limited ("CSAM U.K.") acts as sub-investment adviser for the Registrant. CSAM U.K. renders investment advice and provides full-service private equity programs to clients. The list required by this Item 28 of officers and partners of CSAM U.K., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to schedules A and D of Form ADV filed by CSAM U.K. (SEC File No. 801-40177).


Item 27. PRINCIPAL UNDERWRITER


         (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital Funds; Credit Suisse Opportunity Funds; Credit Suisse Global Financial Services Fund; Credit Suisse Global New Technologies Fund; Credit Suisse Global Technology Fund; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Health Sciences Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse Investment Grade Bond Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Growth Fund; Credit Suisse Municipal Bond Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund; Credit Suisse Trust; Credit Suisse Trust II and Credit Suisse Strategic Value Fund.


         (b) For information relating to each director, officer or partner of CSAM Securities reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

         (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         (1)      Credit Suisse European Equity Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Fund's Articles of Incorporation, By-Laws and minute books)

         (2)      Credit Suisse Asset Management, LLC
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as investment adviser)

         (3)      Credit Suisse Asset Management Limited (London)
                  Beaufort House
                  15 St. Botolph Street
                  GB-London
                  EC3A 7JJ
                  (records relating to its functions as sub-adviser)


         (4)      Credit Suisse Asset Management Securities, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as co-administrator and distributor)

         (5)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  (records relating to its functions as co-administrator and custodian)

         (6)      Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts  02171
                  (records relating to its functions as transfer agent and dividend disbursing agent)


Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 6th day of December, 2002.


                                       CREDIT SUISSE EUROPEAN EQUITY
                                       FUND, INC.




                                    By: /s/Laurence Smith
                                        -----------------
                                       Laurence Smith
                                       Chairman (Chief Executive Officer)


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                                  TITLE                                DATE
---------                                  -----                                ----
/s/William W. Priest*             Director                               December 6th, 2002
------------------------
   William W. Priest

/s/ Laurence Smith                Chairman (Chief Executive              December 6th, 2002
------------------------
Laurence Smith                    Officer)

/s/Michael A. Pignataro           Treasurer and Chief Financial          December 6th, 2002
------------------------
   Michael A. Pignataro           Officer

/s/Richard H. Francis*            Director                               December 6th, 2002
------------------------
   Richard H. Francis

/s/Jack W. Fritz*                 Director                               December 6th, 2002
------------------------
   Jack W. Fritz

/s/Jeffrey E. Garten*             Director                               December 6th, 2002
------------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*          Director                               December 6th, 2002
------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*           Director                               December 6th, 2002
------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                Director                               December 6th, 2002
------------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro
    -----------------------
    Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS


EXHIBIT NO.                                  DESCRIPTION OF EXHIBIT
-----------                                  ----------------------
(b)                 (5)      Amendment to By-Laws.

(d)                 (1)      Investment Advisory Agreement.

                    (2)      Sub-Advisory Agreement.

                    (3)      Amendment to Sub-Investment Advisory Agreement

                    (4)      Second Amendment to Sub-Investment Advisory Agreement

(h)                 (2)      Co-Administration Agreement with CSAMSI.

(j)                 (3)      Consent of PricewaterhouseCoopers LLP, Independent Accountants.

(l)                 (1)      Purchase Agreement.

(m)                 (1)      Shareholder Servicing and Distribution Plan for Common Class
                             Shares.

                    (2)      Distribution Plan for Advisor Class Shares.